UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2024 (November 13, 2024).

BTC DIGITAL LTD.

(Exact name of Company as specified in its charter)

Cayman Islands	001-39258	N/A
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

1306, 13th Floor, Xuesong Dasha Building B

No. 52 Tairan 6th Road, Futian District

Shenzhen, Guangdong Province

People’s Republic of China

(Address of principal executive offices)

+86 755-8255-5262

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	BTCT	The Nasdaq Stock Market LLC
Warrants	BTCTW	The Nasdaq Stock Market LLC

Item 3.02 Unregistered Sales of Equity Securities

On November 12 and November 13, 2024, BTC Digital Ltd. (the “Company”), a Cayman Islands exempted company, received cashless exercise notices from holders of certain investor warrants (the “Warrants”) of the Company to purchase 727,425 ordinary shares of the Company, par value $0.06 per share (the “Ordinary Shares”), on behalf of themselves or permitted assignees (each a “Holder” and collectively, “Holders”) pursuant to Section 2 of the Warrants.

On November 13, 2024, the Company issued to the respective Holders 727,425 Ordinary Shares (the “November 13 Shares”). All November 13 Shares were issued as the result of cashless exercises of the Warrants.

On November 14, 2024, the Company received additional cashless exercise notices from three Holders for the purchase of 120,372 Ordinary Shares pursuant to Section 2 of the Warrants.

On November 15, 2024, the Company issued to the three Holders 120,372 Ordinary Shares (the “November 15 Shares”). All November 15 Shares were issued as the result of cashless exercises of the Warrants.

A form of the investor warrant and the cashless exercise notices are filed as Exhibit 99.1 and 99.2 to this current report, respectively.

Name of the Holder	Total Number of Issuance
Armistice Capital Master Fund Ltd	254,789
Empery Asset Master, LTD	217,963
Empery Tax Efficient, LP	67,031
Empery Tax Efficient III, LP	134,512
Sabby Volatility Warrant Master Fund LTD	173,502

The issuances of November 13 Shares and November 15 Shares were “transactions by an issuer not involving any public offering” and were exempted from registration in reliance of Section 4(a)(2) of the Securities Act of 1933, as amended, as all the Ordinary Shares were issued to five Holders pursuant to the Warrants, and the Ordinary Shares were issued through direct communication by the Company with the Holders, and not through any general solicitation or public advertising.

Item 8.01 Other Events.

On November 13, 2024. The Company issued a press release announcing new Bitcoin mining machine hosting agreements with two major clients. The press release is filed as Exhibit 99.3 to this current report.

Item 9.01 Financial Statement and Exhibits.

Exhibit No.	Description
99.1	Form of Investor Warrant
99.2	Exercise Notices
99.3	Press Release dated November 13, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BTC Digital Ltd.

Date: November 15, 2024	By:	/s/ Siguang Peng
Siguang Peng
Chief Executive Officer

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